SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003 (May 6, 2003)

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibit Number	Description

		99.1	Press Release of Accuride Corporation, dated May 6, 2003

Item 9.		Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On May 6, 2003, Accuride Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003.  The full text of the press release issued by Accuride Corporation on May 6, 2003 is attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by Accuride Corporation as to the materiality of any information in this report that is required to be disclosed solely by Item 9.  Accuride Corporation does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of May 6, 2003 and may change thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date: May 6, 2003	/s/ John R. Murphy
John R. Murphy
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Accuride Corporation, dated May 6, 2003.